Q4 Fiscal 2024 | Financial Results

Lee D. Rudow
President and CEO

Michael West
Chief Operating Officer

Tom L. Barbato
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of 21E of the Securities Exchange Act of 1934. All statements other than historical fact are forward-looking statements. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "will," "expects," "estimates," "projects," "anticipates," "believes," "could," "plans," "target," "aims" and other similar expressions or variations thereof. All statements addressing operating performance, events or developments that Transcat expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, the commercialization of software projects, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties include those more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this news release, whether as the result of new information, future events or otherwise.

This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

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Q4 FY24 and Full Year FY24 Summary

Consolidated Results

- Q4 revenue grew 14% vs prior year to $70.9M
- Gross margin of 33.9% expanded 300bps Q4
- Adjusted EBITDA increased 30% from prior year to $11.7M in Q4 and increased 27% to $38.6M for the full year
- Net Income of $6.9M or $0.77 per diluted share in Q4 grew 88% from prior year; full year Net Income of $13.6M or $1.63 per diluted share

Service Segment

- Service revenue grew 18% in Q4 and 17% for the full year
- Service organic revenue grew 13% in Q4 and 11% for the full year
- Q4 Gross Profit grew 24% from prior year and gross margin expanded 170bps to 35.7%; Full Year Gross Profit grew 23% with margin expansion of 160bps

Distribution Segment

- Q4 revenue growth of 8%; full year revenue growth of 5%
- Q4 gross margin expanded 510bps to 30.3%; full year gross margin expanded 420bps to 29.5%
- Acquisition of Becnel Rental Tools closed just after the end of the fiscal year

Revenue

($ in millions)


Service Segment
$39.8
18%
$46.7
Q4 FY23
Q4 FY24


Distribution Segment
$22.3
8%
$24.2
Q4 FY23
Q4 FY24


Consolidated
$62.1
14%
$70.9
Q4 FY23
Q4 FY24

Consolidated revenue up Q4 14% and FY 13% as both segments posted robust growth (includes the benefit of a 53rd week in fiscal 2024)

Service total revenue growth of Q4 18% and FY 17%; organic growth remained strong at 13% for Q4 and 11% FY

Distribution revenue growth of Q4 8% and FY 5% driven by strong Rental performance


Full Year Consolidated
13%
$230.6
$259.5
Service
Distribution
$144.9
17%
$169.5
$85.7
5%
$90.0
FY23
FY24

All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.

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Gross Profit and Margin

($ in millions)


Service Segment
24%
$13.5
34.0%
$16.7
35.7%
Q4 FY23
Q4 FY24


Distribution Segment
30%
$5.6
25.2%
$7.3
30.3%
Q4 FY23
Q4 FY24


Consolidated
26%
$19.1
30.9%
$24.0
33.9%
Q4 FY23
Q4 FY24

Consolidated gross margin of 33.9% in Q4, an increase of 300bps, driven by margin expansion in both segments

Service gross margin of Q4 35.7% expanded 170 basis points due to increased productivity from automation and process improvement

Distribution gross margin expanded Q4 510bps and FY 420bps as mix shifted towards higher margin rentals


Full Year Consolidated
23%
$68.4
GM%
$46.6
32.2%
$21.7
25.3%
$83.8
GM%
$57.3
33.8%
$26.6
29.5%
Service
Distribution
FY23
FY24

All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.

Net Income, Diluted EPS, Adjusted Diluted EPS*

($ in millions, except EPS)


Net Income
$3.7
$6.9
Q4 FY23
Q4 FY24


Diluted EPS
$0.48
$0.77
Q4 FY23
Q4 FY24


Adjusted EPS*
$0.60
$0.66
Q4 FY23
Q4 FY24

Q4 Net Income of $6.9M grew 88% and Diluted EPS of $0.77 vs. $0.48 in prior year. Net Income includes a non-cash reversal of $2.4M for the amended NEXA Earn-Out agreement

Full Year Net Income increased 28% from prior year or $0.23 per diluted share, as cash reserves generated $0.8M of interest income


Full Year Net Income
$10.7
$13.6
FY23
FY24

**See supplemental slides for a description of this non-GAAP financial measure, Adjusted EPS reconciliation and other important information regarding Adjusted EPS*

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Adjusted EBITDA* and Margin

($ in millions)



Service Segment
24%
$7.0
17.7%
$8.7
18.7%
Q4 FY23
Q4 FY24



Distribution Segment
50%
$2.0
8.8%
$2.9
12.2%
Q4 FY23
Q4 FY24



Consolidated
30%
$9.0
14.5%
$11.7
16.5%
Q4 FY23
Q4 FY24

Consolidated adjusted EBITDA grew Q4 30% and FY 27% from prior year; Q4 margins expanded 200bps

Service segment adjusted EBITDA up Q4 24% and FY 23%

Distribution adjusted EBITDA up Q4 50% and FY 39%



Full Year Consolidated
27%
Service
Distribution
$30.4
$22.6
$7.8
$38.6
$27.8
$10.9
FY23
FY24

** See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA. All figures are rounded to the nearest tenth of a million. Therefore, totals shown in graphs may not equal the sum of the segments.*

Operating Free Cash Flow

($ in millions)

	Twelve Months Ended	
Note: Components may not add to totals due to rounding	March 25, 2024	March 30, 2023
Net cash provided by operations	$32.6	$17.0
Capital expenditures (CapEx)	(13.3)	(9.4)
Operating free cash flow (FCF)**	**$19.3**	**$7.5**

Cash Flow has significantly improved vs prior year

Capital expenditures up $4 million year over year and remain focused on Service capabilities/expansion, rental pool assets and technology; in line with expectations

*** In addition to reporting net cash provided by operations, a U.S. generally accepted accounting principle ("GAAP") measure, we present operating free cash flow (net cash provided by operations less capital expenditures), which is a non-GAAP measure. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the business, after the purchases of technology, capabilities and assets, that can then be used for, among other things, strategic acquisitions, investments in the business, and funding ongoing operations. Operating free cash flow is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net cash provided by operations and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Operating free cash flow, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.*

Balance Sheet Supports Growth Strategy

($ in millions)

Capitalization		
Note: Components may not add to totals due to rounding	March 25, 2024	March 30, 2023
Cash, cash equivalents, & marketable securities	$35.2	$1.5
Total debt	4.2	49.1
Total net debt	**($31.0)**	**$47.6**
Shareholders' equity	225.2	99.6
Total capitalization	**$229.4**	**$148.7**
Debt/total capitalization	1.8%	33.0%
Net debt/total capitalization	-13.5%	32.0%

0.1x leverage ratio at quarter-end *(Total debt to TTM Adjusted EBITDA*)*

$80.0M available from credit facility at quarter-end

Revolving credit facility was paid off with the proceeds from the Secondary Offering during FY24.

** See supplemental slides for a description of this non-GAAP financial measure, Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.*

Outlook*

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2025 Expectations

Service segment: For Fiscal 2025, expect Service organic revenue growth to be in the high-single digit to low double-digit range when normalized for the extra week in fiscal 2024 and continued Service gross margin expansion.

Total Transcat: We expect the fiscal 2025 income tax rate to be in the range of 24% to 26%.

Mid-to-long Term Outlook

- Strong organic growth in our Service segment remains a centerpiece of our strategy
- Our business continues to benefit from a predominantly life science-oriented market, driven by regulation and recurring revenue streams
- We have generated sustainable margin improvement over the past several years and we believe the improvement will continue
- We anticipate demonstrating more leverage on the S,G&A investments we have made in the years ahead
- Acquisitions that strengthen our fundamental value proposition will continue to be an important component of our go-forward strategy

** Outlook provided as of May 15, 2024*

Conference Call and Webcast Playback

- Replay Number: **412-317-6671** *passcode: 13746612*
  Telephone replay available through **Tuesday, August 8, 2024**

- Webcast / Presentation / Replay available at
  https://www.transcat.com/investor-relations

Supplemental Information

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Adjusted EBITDA Reconciliation

($ in thousands)	FY 2023 Q4	FY 2024 Q4	FY 2024 Q4 TTM
Net Income	$ 3,658	$ 6,890	$ 13,647
+ Interest Expense	781	(411)	1,027
+ Other Expense / (Income)	248	11	315
+ Tax Provision	1,168	2,714	4,792
Operating Income	$ 5,855	$ 9,204	$ 19,781
+ Depreciation & Amortization	2,712	3,635	13,477
+ Transaction Expense	59	37	628
+ Acquisition Earn-Out Adjustment	-	(2,357)	530
+ Other (Expense) / Income	(248)	(11)	(315)
+ Noncash Stock Compensation	620	1,174	4,512
Adjusted EBITDA	$ 8,998	$ 11,682	$ 38,613

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, restructuring expense and non-cash loss on sale of building), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

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Segment Adjusted EBITDA Reconciliation

($ in thousands)	FY 2023 Q4	FY 2024 Q4
Service Operating Income	$ 4,547	$ 8,143
+ Depreciation & Amortization	2,147	2,281
+ Transaction Expense	59	(44)
+ Acquisition Earn-Out Adjustment	-	(2,357)
+ Other (Expense) / Income	(170)	(17)
+ Noncash Stock Compensation	456	737
Service Adjusted EBITDA	$ 7,039	$ 8,742
Distribution Operating Income	$ 1,308	$ 1,060
+ Depreciation & Amortization	565	1,355
+ Transaction Expense	-	81
+ Acquisition Earn-Out Adjustment	-	-
+ Other (Expense) / Income	(78)	7
+ Noncash Stock Compensation	164	438
Distribution Adjusted EBITDA	$ 1,959	$ 2,941
Service EBITDA	$7,039	$8,742
Distribution EBITDA	$1,959	$2,941
Total Adjusted EBITDA	$8,998	$11,683

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, restructuring expense and non-cash loss on sale of building), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

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Adjusted Diluted EPS Reconciliation

($ in thousands)

($ in thousands except per share data)		
	FY 24 Q4	FY 23 Q4
GAAP Net Income	$ 6,890	$ 3,658
Add back (deduct)	$ (1,001)	$ 952
Amortization of Intangibles	1,447	1,043
Acquisition deal costs	81	59
Acq Stock Expense	258	167
Acquisition Amortization of backlog	24	-
Income Tax Effect at 25%	(453)	(317)
Acquisition Earn-Out Adjustment	(2,358)	-
Non-GAAP adjusted net income	$ 5,890	$ 4,610
Average diluted shares outstanding	8,973	7,688
Diluted income per share - GAAP	$ 0.77	$ 0.48
Diluted income per share - Non-GAAP	$ 0.66	$ 0.60

In addition to reporting Earnings Per Share, a GAAP measure, we present Adjusted Diluted Earnings Per Share (net income plus acquisition related amortization expense, acquisition related transaction and integration expenses, acquisition amortization of backlog and restructuring expense), which is a non-GAAP measure. Our management believes Adjusted Diluted EPS is an important measure of our operating performance because it provides a basis for comparison of our business operations between current, past and future periods by excluding items that we do not believe are indicative of our core operating performance.

Adjusted Diluted Earnings Per Share is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of Earnings Per Share and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted Diluted Earnings Per Share, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.